----------------------------
                                                    OMB APPROVAL
                                                    ----------------------------
                                                    OMB Number: 3235-0570

                                                    Expires: October 31, 2006

                                                    Estimated average burden
                                                    hours per response: 19.3
                                                    ----------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number    811-09815
                                   ---------------------------------------------

                               The Arbitrage Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 650 Fifth Avenue                   New York, New York               10019
--------------------------------------------------------------------------------
       (Address of principal executive offices)                    (Zip code)


                                 John S. Orrico


      Water Island Capital, LLC 650 Fifth Avenue New York, New York 10019
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 259-2655
                                                     --------------------

Date of fiscal year end:      May 31, 2005
                          ------------------------------------


Date of reporting period:     November 30, 2004
                          ------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                               [GRAPHIC OMITTED]

                              THE ARBITRAGE FUNDS

                        A SERIES OF THE ARBITRAGE FUNDS

                                650 Fifth Avenue
                            New York, New York 10019







                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2004
                                  (UNAUDITED)









         INVESTMENT ADVISER                          ADMINISTRATOR
         ------------------                          -------------
     WATER ISLAND CAPITAL, LLC               ULTIMUS FUND SOLUTIONS, LLC
         650 Fifth Avenue                          P.O. Box 46707
             6th Floor                       Cincinnati, Ohio  45246-0707
      New York, New York 10019                     1.800.295.4485

                               [GRAPHIC OMITTED]

                              THE ARBITRAGE FUNDS

                           WATER ISLAND CAPITAL, LLC
                                650 FIFTH AVENUE
                            NEW YORK, NEW YORK 10019
                                    -------
                      TEL: 212.259.2656 FAX: 212.259.2698

January 15, 2005

Dear Shareholder:

As  you  may be  aware,  The  Arbitrage  Fund  runs  on a May  31  fiscal  year.
Accordingly, we are pleased to enclose this year's Semi-Annual Report dated November 30, 2004 covering the first half of our fiscal year. We thought we would take this occasion to review with you some highlights from 2004.

POSITIVE PERFORMANCE

The most important highlight is the full recovery of the Fund's performance from a mid-year low point to a positive return for the full calendar year 2004 of 0.57%. This marks the Fund's fourth consecutive calendar year of positive returns. For the majority who stayed the course, patience was clearly rewarded.

GLOBAL DIVERSIFICATION

Another development which contributed to the Fund's positive performance is the continued diversification of the Fund into a global portfolio with the addition of principally Canadian, British, European and Australian names. By expanding our staff and establishing trading and other necessary relationships in various countries, we are able to leverage our existing skill-set across a broader array of transactions offering the highest risk-adjusted returns. In addition, it makes the Fund less dependent on dealflow in any one market.

SURGE IN M&A

The third, and perhaps most important development going forward, is the return of the blockbuster deal. Recovery from the cyclical trough in dealflow, which was prolonged by September 11, Enron and its progeny, appears to be at hand. A few recent numbers make this apparent. In December alone, 2 new deals, Sprint buying Nextel and Johnson & Johnson buying Guidant, exceeded $50 billion dollars, a substantial number even for the merger arbitrage community to digest. Top takeover lawyer, Martin Lipton, inventor of the poison pill and an accurate pessimist in recent years, changed course commenting that "Yes, it appears there will be an M&A boom in 2005."

These and other newly announced transactions surpassed all monthly levels of the last few years and enabled the Fund to both close the year on a positive note and position itself for what we believe will be a more typical and increasingly profitable year in merger arbitrage.

Most critical to our strategy, the month of December demonstrated what appears to be a return in the boardroom to the longstanding view that mergers are a key tool to supplement organic growth, diversify revenue streams, and respond to shifts within an industry or sector.

For investors seeking to diversify their portfolios, it is well worth noting that trends which may hurt other funds and strategies (both equity and fixed income) tend to help The Arbitrage Fund. Specifically:

THE WEAK DOLLAR HELPS

The weak dollar is likely to serve as an additional catalyst for deals on which we will capitalize using the overseas capability we developed this year. The weak US currency makes US assets particularly attractive to foreign buyers and, we believe, is likely to lead to the return of significant foreign buyers for US assets.

RISING RATES BODE WELL FOR THE FUND IN TWO WAYS

Another underlying trend which we believe bodes well for the Fund is gradually rising interest rates. As we have discussed in some of our recent communications with you, merger arbitrage profits (referred to as "spreads") trade at a premium to the risk free rate. Therefore, higher rates should lead to higher spreads and higher profit potential for the Fund in 2005.

Additionally, higher rates may lead to more stock deals and fewer cash deals as cash becomes more expensive. Because cash deals are not as readily hedged as stock deals (because there is no corresponding short position), cash deals, with their long only positions, tend to produce greater volatility in the Fund as a whole.

As cash becomes more expensive due to rising rates, we would expect to see a return to more stock deals which is likely to reduce the sort of volatility the Fund experienced this year. The volatility in the cash deals coupled with an unusually high number of problematic deals had a negative impact on returns during 2004. Going forward, we expect less of this sort of volatility and, where appropriate and cost effective, we stand prepared to further mitigate it with a broad based hedge against equity index declines.

LESSONS  LEARNED AND OUTLOOK FOR 2005

In summary, we believe that 2005 has all the makings of a very solid year in merger arbitrage. On a macro level, the significant and long overdue recovery in dealflow, rising rates and a weak dollar all bode well, in our view, for increased profitability through richer spreads. At the Fund level, the expansion of our staff, the diversification into larger, liquid markets outside the US, and the utilization of index related hedges where appropriate, should allow the Fund to move even more nimbly while reducing volatility.

There is no doubt that 2004 was an uncharacteristically tough year for us as well as many of the hedge funds who are our true competitors. We have tried to learn from this year's experience and to implement meaningful modifications to our program designed to address the market phenomena we have observed.

Finally, on behalf of the entire Water Island team, I would like to say that we value more than anything the trust you place in us and thank you for your continued support. Patience was rewarded in 2004 and we strongly believe it will be even more richly rewarded in 2005. Should you ever wish to speak with any of us, please know that we always welcome your call.

Sincerely,

/s/John S. Orrico

John S. Orrico, CFA
Portfolio Manager
President, Water Island Capital, LLC

                               THE ARBITRAGE FUND
                             Portfolio Information
                         November 30, 2004 (Unaudited)
================================================================================

 ASSET ALLOCATION (as a percentage of net assets)
--------------------------------------------------------------------------------

                                    Common Stocks - 94.38%
          [GRAPHIC OMITTED]         Real Estate Invesment Trusts - 1.10%
                                    Equity Swaps - 4.33%
                                    Other - 0.19%

                               THE ARBITRAGE FUND
                      Statement of Assets and Liabilities
                         November 30, 2004 (Unaudited)
================================================================================
ASSETS
 Investments in securities:
    At acquisition cost                                           $301,448,316
                                                                  ============
    At value (Note 1)                                             $319,916,823
 Cash                                                               12,716,171
 Deposits with brokers for securities sold short (Note 1)           70,600,401
 Dividends and interest receivable                                     131,473
 Receivable for investment securities sold                           2,337,748
 Receivable for capital shares sold                                    152,489
 Net unrealized appreciation on forward foreign currency exchange
  contracts (Note 9)                                                     4,073
 Other assets                                                           45,513
                                                                  ------------
    Total Assets                                                   405,904,691
                                                                  ------------

LIABILITIES
 Bank overdraft denominated in foreign currency
  (cost $247,867) (Note 6)                                             249,621
 Written options, at value (Notes 1 and 4)
  (premiums received $1,797,355)                                     2,292,883
 Securities sold short, at value (Note 1) (proceeds $66,206,783)    70,735,523
 Payable for investment securities purchased                        13,518,766
 Payable for capital shares redeemed                                   458,404
 Dividends payable on securities sold short (Note 1)                     1,933
 Payable to Adviser (Note 3)                                           307,184
 Payable to Administrator (Note 3)                                      43,000
 Other accrued expenses and liabilities                                120,150
                                                                  ------------
    Total Liabilities                                               87,727,464
                                                                  ------------
NET ASSETS                                                        $318,177,227
                                                                  ============
NET ASSETS CONSIST OF:
Paid-in capital                                                   $318,178,785
Accumulated net investment loss                                     (2,098,086)
Accumulated net realized losses on security transactions
 and option contracts                                              (11,347,494)
Net unrealized appreciation (depreciation) on:
 Investments                                                        18,468,507
 Short positions                                                    (4,528,740)
 Written option contracts                                             (495,528)
 Translation of assets in foreign currencies                              (217)
                                                                  ------------
Net Assets                                                        $318,177,227
                                                                  ============

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares                           $184,619,595
                                                                  ============
Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                         14,799,086
                                                                  ============
Net asset value and offering price per share (a)                  $      12.48
                                                                  ============
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares                           $133,557,632
                                                                  ============
Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                         10,676,507
                                                                  ============
Net asset value and offering price per share (a)                  $      12.51
                                                                  ============

(a)  Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                            Statement of Operations
                For the Six Months November 30, 2004 (Unaudited)
================================================================================
INVESTMENT INCOME
 Dividends                                                        $  1,385,277
 Interest                                                              430,653
 Other (Note 8)                                                            995
                                                                  ------------
    Total Income                                                     1,816,925
                                                                  ------------

EXPENSES
 Investment advisory fees (Note 3)                                   2,712,801
 Dividend expense                                                      559,121
 Distribution expense, Class R (Note 3)                                266,773
 Administration fees (Note 3)                                          186,912
 Custodian and bank service fees                                        71,964
 Fund accounting fees (Note 3)                                          60,387
 Professional fees                                                      48,493
 Registration and filing fees, Common                                   13,626
 Registration and filing fees, Class R                                  14,709
 Registration and filing fees, Class I                                  12,172
 Transfer agent and shareholder services fees, Class R (Note 3)         16,875
 Transfer agent, account maintenance and shareholder services
  fees, Class I (Note 3)                                                27,400
 Postage and supplies                                                   39,083
 Insurance expense                                                      33,462
 Trustees' fees                                                         28,508
 Printing of shareholder reports                                         6,935
 Other expenses                                                          7,341
                                                                  ------------
    Total Expenses                                                   4,106,562
 Fees waived by the Adviser (Note 3)                                  (134,964)
 Class R expenses reimbursed by the Adviser (Note 3)                   (31,584)
 Class I expenses reimbursed by the Adviser (Note 3)                   (39,572)
                                                                  ------------
    Net Expenses                                                     3,900,442
                                                                  ------------

NET INVESTMENT LOSS                                                 (2,083,517)
                                                                  ------------

REALIZED AND UNREALIZED  GAINS (LOSSES) ON  INVESTMENTS  AND
 FOREIGN  CURRENCIES (NOTE 6)
 Net realized losses from:
    Security transactions                                           (9,044,797)
    Option contracts                                                  (751,585)
    Foreign currency transactions                                      (14,569)
 Net change in unrealized appreciation/depreciation on:
    Investments                                                     12,988,066
    Short positions                                                 (4,862,986)
    Written option contracts                                          (262,752)
    Foreign currency translation                                          (190)
                                                                  ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  AND FOREIGN CURRENCIES                                            (1,948,813)
                                                                  ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (4,032,330)
                                                                  ============

See accompanying notes to financial statements.
5

                               THE ARBITRAGE FUND
                      Statements of Changes in Net Assets
================================================================================
                                                   SIX MONTHS
                                                     ENDED             YEAR
                                                  NOVEMBER 30,         ENDED
                                                      2004            MAY 31,
                                                  (UNAUDITED)          2004
--------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment loss                             $(2,083,517)     $(4,566,037)
 Net realized gains (losses) from:
    Security transactions                         (9,044,797)         925,201
    Option contracts                                (751,585)      10,514,976
    Foreign currency transactions                    (14,569)             (35)
 Net change in unrealized appreciation/
  depreciation on:
    Investments                                   12,988,066       (8,800,978)
    Short positions                               (4,862,986)       9,418,295
    Written option contracts                        (262,752)         503,950
    Foreign currency translation                        (190)             (27)
                                                 -----------      -----------
Net increase (decrease) in net assets
    resulting from operations                     (4,032,330)       7,995,345
                                                 -----------      -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net realized gains, Class R           --       (7,829,264)
 Distributions from net realized gains, Class I           --       (2,300,609)
                                                 -----------      -----------
Decrease in net assets from distributions to
 shareholders                                             --      (10,129,873)
                                                 -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
CLASS R
 Proceeds from shares sold                        18,157,983      252,248,398
 Shares issued in reinvestment of distributions           --        7,709,210
 Proceeds from redemption fees collected (Note 1)     15,164           77,063
 Payments for shares redeemed                    (70,756,268)    (153,665,252)
                                                 -----------      -----------
Net increase (decrease) in net assets from
 Class R share transactions                      (52,583,121)     106,369,419
                                                 -----------      -----------

CLASS I
 Proceeds from shares sold                        21,104,547      191,327,000
 Shares issued in reinvestment of distributions         --          2,176,251
 Proceeds from redemption fees collected (Note 1)      4,678           18,074
 Payments for shares redeemed                    (55,139,749)     (18,812,223)
                                                 -----------      -----------
Net increase (decrease) in net assets from
 Class I share transactions                      (34,030,524)     174,709,102
                                                 -----------      -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS          (90,645,975)     278,943,993

NET ASSETS
 Beginning of period                             408,823,202      129,879,209
                                                 -----------      -----------
 End of period                                  $318,177,227     $408,823,202
                                                 ===========      ===========

See accompanying notes to financial statements.

                                        THE ARBITRAGE FUND - CLASS R
                                            Financial Highlights
===========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED        YEAR        YEAR       YEAR       PERIOD
                                             NOV. 30,      ENDED       ENDED      ENDED      ENDED
                                               2004       MAY 31,     MAY 31,     MAY 31,    MAY 31,
                                           (UNAUDITED)     2004        2003        2002      2001(a)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $   12.52   $   12.20   $   11.19   $   11.66   $   10.00
                                            ---------   ---------   ---------   ---------   ---------

Income (loss) from investment operations:
 Net investment income (loss)                   (0.09)      (0.19)      (0.04)      (0.04)       0.22
 Net realized and unrealized gains (losses)
  on investments and foreign currencies          0.05        1.01        1.20       (0.08)       1.46
                                            ---------   ---------   ---------   ---------   ---------
Total from investment operations                (0.04)       0.82        1.16       (0.12)       1.68
                                            ---------   ---------   ---------   ---------   ---------

Less distributions:
  From net investment income                       --          --          --          --       (0.02)
  From net realized gains                          --       (0.50)      (0.15)      (0.35)         --
                                            ---------   ---------   ---------   ---------   ---------
Total distributions                                --       (0.50)      (0.15)      (0.35)      (0.02)
                                            ---------   ---------   ---------   ---------   ---------
Proceeds from redemption fees collected          0.00(b)     0.00(b)       --          --          --
                                            ---------   ---------   ---------   ---------   ---------

Net asset value at end of period            $   12.48   $   12.52   $   12.20   $   11.19   $   11.66
                                            =========   =========   =========   =========   =========

Total return (d)                              (0.32%)(c)     6.66%      10.41%      (0.86%)     16.93%(c)
                                            =========   =========   =========   =========   =========

Net assets at end of period (000's)          $184,620    $239,494    $129,879     $11,314      $1,631
                                            =========   =========   =========   =========   =========


Ratio of gross expenses to average
 net assets                                      2.36%(e)    2.46%       3.00%       6.19%      51.30%(e)
Ratio of gross expenses to average net
  assets excluding dividend expense (f)          2.05%(e)    2.01%       2.54%       5.94%         --
Ratio of net expenses to average net assets
 excluding dividend expense (f) (g)              1.95%(e)    1.95%       1.95%       1.94%       1.95%(e)
Ratio of net investment loss to
  average net assets:
  Before advisory fees waived and
  expenses reimbursed                           (1.36%)(e)  (1.76%)     (1.56%)     (5.19%)    (50.05%)(e)
  After advisory fees waived and
  expenses reimbursed                           (1.26%)(e)  (1.69%)     (0.97%)     (1.18%)     (0.70%)(e)

Portfolio turnover rate                           254%(e)     251%        511%       2480%       2952%

(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.
(b)  Amount rounds to less than $0.01 per share.
(c)  Not annualized.
(d) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)  Annualized.
(f) Dividend expense totaled 0.31%(e), 0.45%, 0.46% and 0.25% of average net assets for the periods ended November 30, 2004 and May 31, 2004, 2003 and 2002, respectively.
(g) Ratios were determined based on net assets after advisory fees waived and expenses reimbursed.

See accompanying notes to financial statements.

                          THE ARBITRAGE FUND - CLASS I
                              Financial Highlights
================================================================================
SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH
PERIOD
--------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED         PERIOD
                                                   NOVEMBER, 30      ENDED
                                                       2004         MAY 31,
                                                   (UNAUDITED)      2004(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period              $  12.54      $  12.86
                                                    --------      --------
Income (loss) from investment operations:
 Net investment loss                                   (0.07)        (0.07)
 Net realized and unrealized gains on
  investments and foreign currencies                    0.04          0.25
                                                    --------      --------
Total from investment operations                       (0.03)         0.18
                                                    --------      --------
Less distributions:
 From net realized gains                                  --         (0.50)
                                                    --------      --------

Proceeds from redemption fees collected                 0.00(b)       0.00(b)
                                                    --------      --------

Net asset value at end of period                    $  12.51      $  12.54
                                                    ========      ========

Total return (d)                                       (0.24%)(c)     1.35%(c)
                                                    ========      ========

Net assets at end of period (000's)                 $133,558      $169,330
                                                    ========      ========

Ratio of gross expenses to average net assets           2.13%(e)      2.27%(e)
Ratio of gross expenses to average net assets
 excluding dividend expense (f)                         1.82%(e)      1.82%(e)
Ratio of net expenses to average net assets excluding
 dividend expense (f) (g)                               1.70%(e)      1.70%(e)

Ratio of net investment loss to average net assets:
 Before advisory fees waived and expenses reimbursed   (1.13%)(e)    (1.56%)(e)
 After advisory fees waived and expenses reimbursed    (1.01%)(e)    (1.44%)(e)

Portfolio turnover rate                                  254%          251%

(a) Represents the period from the commencement of operations (October 17, 2003) through May 31, 2004.
(b)  Amount rounds to less than $0.01 per share.
(c)  Not annualized.
(d) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)  Annualized.
(f) Dividend expense totaled 0.31%(e) and 0.45%(e) of average net assets for the periods ended November 30, 2004 and May 31, 2004, respectively.
(g) Ratios were determined based on net assets after advisory fees waived and expenses reimbursed.

See accompanying notes to financial  statements.

                               THE ARBITRAGE FUND
                            Portfolio of Investments
                         November 30, 2004 (Unaudited)
================================================================================
  SHARES    COMMON STOCKS -- 94.38%                                   VALUE
--------------------------------------------------------------------------------
            AUTO PARTS AND EQUIPMENT -- 0.62%
   818,450  AirBoss of America Corp.(a) ........................... $1,961,719
                                                                    ----------

            BANKS -- 3.37%
   215,000  Banknorth Group, Inc. (c) .............................  7,733,550
   200,000  Gold Banc Corp., Inc. .................................  2,992,000
                                                                    ----------
                                                                    10,725,550
                                                                    ----------
            BEVERAGES -- 2.25%
   127,212  Robert Mondavi Corp. (The) - Class A (a) (c) ..........  7,162,036
                                                                    ----------

            BIOTECHNOLOGY -- 0.97%
   627,145  Aclara Biosciences, Inc. (a) ..........................  2,621,466
   170,000  Oragenics, Inc. (a) ...................................    467,500
                                                                    ----------
                                                                     3,088,966
                                                                    ----------
            BUILDING MATERIALS -- 0.27%
   100,000  Norbord, Inc. .........................................    862,000
                                                                    ----------
            CHEMICALS -- 4.61%
 1,550,000  Acetex Corp. (a) ...................................... 11,439,000
   185,340  Mosaic Co., (The) (a) (c) .............................  3,221,209
                                                                    ----------
                                                                    14,660,209
                                                                    ----------
            COMMERCIAL SERVICES -- 2.99%
   527,500  First Health Group Corp. (a) (c) ......................  9,400,050
    40,000  Integrated Electrical Services, Inc. (a) ..............    120,800
                                                                    ----------
                                                                     9,520,850
                                                                    ----------
            COMPUTERS -- 1.49%
    25,000  Mobility Electronics, Inc. (a) ........................    242,750
   170,000  SunGard Data Systems, Inc. (a) (b) (c) ................  4,506,700
                                                                    ----------
                                                                     4,749,450
                                                                    ----------
            DIVERSIFIED FINANCIALS -- 0.48%
 1,836,956  Loring Ward International Ltd. (a) ....................  1,544,895
                                                                    ----------

            ELECTRONICS -- 1.56%
    65,251  Invision Technologies, Inc. (a) (b) ...................  3,163,368
    21,000  Rexel SA ..............................................  1,061,978
    50,000  Symbol Technologies, Inc. .............................    758,000
                                                                    ----------
                                                                     4,983,346
                                                                    ----------
            ENGINEERING & CONSTRUCTION -- 0.47%
    19,333  VA Technologie AG (a) .................................  1,504,415
                                                                    ----------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                          November 30, 2004 (Unaudited)
================================================================================
  SHARES    COMMON STOCKS -- 94.38% (Continued)                         VALUE
--------------------------------------------------------------------------------
            ENTERTAINMENT -- 0.86%
    37,500  Argosy Gaming Co. (a) ................................. $1,746,000
    83,500  Metro-Goldwyn-Mayer, Inc. (a) .........................    988,640
                                                                    ----------
                                                                     2,734,640
                                                                    ----------
            FOOD -- 0.55%
   300,000  National Foods Ltd. ...................................  1,329,000
   250,000  SPC Ardmona Ltd. ......................................    413,167
                                                                    ----------
                                                                     1,742,167
                                                                    ----------
            HEALTHCARE SERVICES AND PRODUCTS -- 16.85%
   502,746  Endocardial Solutions, Inc. (a) (c) ...................  5,716,222
   112,630  HealthTronics, Inc. (a) ...............................    841,346
    71,455  LifePoint Hospitals, Inc. (a) (b) .....................  2,628,115
   315,756  Ocular Sciences, Inc.(a) (c) .......................... 15,255,435
   605,100  Province Healthcare Co. (a) (c) ....................... 13,578,444
   384,537  TLC Vision Corp. (a) (b) (c) ..........................  4,483,701
   430,000  VISX, Inc. (a) ........................................ 11,119,800
                                                                    ----------
                                                                    53,623,063
                                                                    ----------
            HOUSEWARES -- 0.08%
   100,000  Oneida Ltd. (a) .......................................    253,000
                                                                    ----------
            INSURANCE -- 0.55%
 1,539,884  GAINSCO, Inc. (a) .....................................  1,770,867
                                                                    ----------
            INTERNET SERVICES -- 3.23%
   494,708  Digitas, Inc. (a) .....................................  4,061,553
   740,935  Internet Capital Group, Inc. (a) (c) ..................  5,090,223
    90,000  T-Online International AG (a) .........................  1,122,300
                                                                    ----------
                                                                    10,274,076
                                                                    ----------
            IRON/STEEL -- 0.89%
    70,000  International Steel Group, Inc. (a) ...................  2,823,100
                                                                    ----------
            LODGING AND CASINOS -- 4.10%
   693,000  Caesars Entertainment, Inc. (a) (c) ................... 13,028,400
                                                                    ----------
            MEDIA -- 6.47%
   400,000  Cox Communications, Inc.- Class A (a) ................. 13,868,000
   125,000  Liberty Media Corp. - Class A (a) .....................  1,291,250
    17,500  Pulitzer, Inc. ........................................  1,113,175
   516,738  UnitedGlobalCom, Inc. (a) (c) .........................  4,304,427
                                                                    ----------
                                                                    20,576,852
                                                                    ----------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                          November 30, 2004 (Unaudited)
================================================================================
  SHARES    COMMON STOCKS -- 94.38% (Continued)                       VALUE
--------------------------------------------------------------------------------
            MINING -- 1.01%
   101,000  Commonwealth Industries, Inc. (a) ..................... $1,322,090
    35,000  Gold Fields Ltd. - Sponsored ADR ......................    494,200
   250,000  WMC Resources Ltd. ....................................  1,397,500
                                                                    ----------
                                                                     3,213,790
                                                                    ----------
            OFFICE & BUSINESS EQUIPMENT -- 4.01%
 4,177,997  Danka Business Systems, PLC - Sponsored ADR (a) ....... 12,742,891
                                                                    ----------

            OIL AND GAS SERVICES -- 2.33%
   249,000  Varco International, Inc. (a) (c) .....................  7,405,260
                                                                    ----------

            PHARMACEUTICALS -- 10.71%
   847,615  ILEX Oncology, Inc. (a) ............................... 21,071,709
   271,523  King Pharmaceuticals, Inc. (a) (b) ....................  3,380,461
   154,800  Mylan Laboratories, Inc. (b) ..........................  2,811,168
   424,650  QLT, Inc. (a) .........................................  6,815,633
                                                                    ----------
                                                                    34,078,971
                                                                    ----------
            PIPELINES -- 1.02%
    75,400  Kaneb Services LLC ....................................  3,244,462
                                                                    ----------

            RETAIL -- 1.66%
   344,600  Gadzooks, Inc. (a) ....................................    585,820
    90,000  Sears Roebuck & Co. ...................................  4,682,700
                                                                    ----------
                                                                     5,268,520
                                                                    ----------
            SAVINGS AND LOANS -- 0.48%
    46,701  Citizens First Financial Corp. ........................  1,509,890
                                                                    ----------

            SEMI-CONDUCTORS -- 6.12%
    70,000  Aixtron AG (a) ........................................    313,600
   737,396  Conexant Systems, Inc. (a) ............................  1,467,418
   323,383  Dupont Photomasks, Inc. (a) (c) .......................  8,530,844
   140,000  Genus, Inc. (a) .......................................    243,600
   631,313  Metron Technology N.V. (a) ............................  2,771,464
 2,459,080  Mindspeed Technologies, Inc. (a) ......................  6,147,700
                                                                    ----------
                                                                    19,474,626
                                                                    ----------
            SOFTWARE -- 5.50%
    44,100  Hyperspace Communications, Inc. .......................    103,635
   424,900  PeopleSoft, Inc. (b) .................................. 10,031,889
   568,119  Private Business, Inc. (a) ............................  1,215,775
   852,789  SkillSoft PLC - ADR (a) (b) (c) .......................  6,157,137
                                                                    ----------
                                                                    17,508,436
                                                                    ----------
11

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                          November 30, 2004 (Unaudited)
================================================================================
  SHARES    COMMON STOCKS -- 94.38% (Continued)                       VALUE
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- 8.37%
 1,203,244  Advanced Fibre Communications, Inc. (a) (b) ...........$19,673,039
   150,000  Carrier Access Corp. (a) ..............................  1,354,500
   327,332  Time Warner Telecom, Inc. - Class A (a) ...............  1,240,588
   366,100  Wireless Matrix Corp. (a) .............................    157,025
 1,723,392  Zhone Technologies, Inc. (a) ..........................  4,205,077
                                                                    ----------
                                                                    26,630,229
                                                                    ----------
            TRANSPORTATION -- 0.51%
    72,200  Top Tankers, Inc. (b) .................................  1,628,110
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $282,334,755)...............$300,294,786
                                                                  ------------
================================================================================
    SHARES  REAL ESTATE INVESTMENT TRUSTS -- 1.10%                    VALUE
--------------------------------------------------------------------------------
   110,000  Summit Properties, Inc. (Cost $3,351,605) ............. $3,503,500
                                                                    ----------

================================================================================
    SHARES  EQUITY SWAPS -- 4.33% (NOTE 10)                           VALUE
--------------------------------------------------------------------------------
    65,000  Banco Santander Central Hispano SA (a) ................ $  780,650
    45,000  Corin Group PLC .......................................    293,850
   525,671  Kidde PLC .............................................  1,529,703
    15,000  Mersey Docks & Harbour Co. ............................    256,762
   550,000  MFI Furniture Group PLC ...............................  1,224,794
   100,000  NHP PLC (a) ...........................................    491,256
   150,000  Novar PLC .............................................    467,362
   240,151  RMC Group PLC .........................................  3,868,833
   450,000  TBI PLC ...............................................    791,362
   250,000  Warner Chilcott PLC ...................................  4,082,500
                                                                    ----------

            TOTAL EQUITY SWAPS (Cost $13,183,569)                  $13,787,072
                                                                    ----------

================================================================================
  SHARES    WARRANTS -- 0.01%                                         VALUE

   103,800  Hyperspace Communications, Inc. (a) (Cost $45,802) .... $   46,710
                                                                    ----------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                          November 30, 2004 (Unaudited)
================================================================================
  SHARES    ESCROWED RIGHTS -- 0.23%                                  VALUE
--------------------------------------------------------------------------------
    35,300  Hoenig Group, Inc. - contingent payment rights (a) ...  $       --
   244,657  Information Resources, Inc. - contingent value rights (a)  731,524
   247,200  PetroCorp, Inc. - escrow shares (a) ...................         --
                                                                    ----------
            TOTAL ESCROWED RIGHTS (Cost $419,002)                   $  731,524
                                                                    ----------

================================================================================
 CONTRACTS  CALL OPTION CONTRACTS -- 0.19%                            VALUE
--------------------------------------------------------------------------------
            MYLAN LABORATORIES, INC.,
     1,000   1/24/05 at $17.5 ..................................... $  135,000
     2,170   1/24/05 at $20 .......................................     81,375
            PeopleSoft, Inc.
     1,000   1/24/05 at $20 .......................................    385,000
                                                                    ----------

            TOTAL CALL OPTION CONTRACTS (Cost $427,380) ........... $  601,375
                                                                    ----------


================================================================================
 CONTRACTS  PUT OPTION CONTRACTS -- 0.10%                             VALUE
--------------------------------------------------------------------------------
            ADVANCED FIBRE COMMUNICATIONS, INC.,
     2,400   12/20/04 at $12..5 ................................... $    6,000
            AT&T Wireless Services, Inc.,
     2,500   1/24/05 at $12.5 .....................................       --
            Coventry Health Care, Inc.,
       100   12/20/04 at $45 ......................................      1,250
            Genzyme Corp.,
       500   12/20/04 at $50 ......................................      7,500
            Invision Technologies, Inc.,
     1,100   12/20/04 at $45 ......................................     24,750
            Ispat International N.V.,
       300   3/21/05 at $35 .......................................     56,250
            King Pharmaceuticals, Inc.,
     1,353   1/24/05 at $10 .......................................     40,590
            Lifepoint Hospitals, Inc.,
       750   12/20/04 at $30 ......................................      7,500
       750   1/24/05 at $35 .......................................     78,750
       100   2/21/05 at $30 .......................................      3,500
            National-Oilwell, Inc.,
       250   12/20/04 at $30 ......................................      1,875

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                          November 30, 2004 (Unaudited)
================================================================================
 CONTRACTS  PUT OPTION CONTRACTS -- 0.10% (CONTINUED)                 VALUE

            PeopleSoft, Inc.,
       500  12/20/04 at $17.5 ..................................... $    1,250
       500  12/20/04 at $20 .......................................      3,750
     2,750  1/24/05 at $20 ........................................     68,750
                                                                    ----------

            TOTAL PUT OPTION CONTRACTS (Cost $1,036,062)              $301,715
                                                                    ----------

================================================================================
  SHARES    MONEY MARKET SECURITIES -- 0.20%                          VALUE
--------------------------------------------------------------------------------
   650,141  Dreyfus Treasury Prime Cash Management Fund
            (Cost $650,141) ....................................   $   650,141
                                                                   -----------

            TOTAL INVESTMENTS AT VALUE -- 100.54%
            (Cost $301,448,316).................................  $319,916,823

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.54%) ...    (1,739,596)
                                                                   -----------

            NET ASSETS -- 100.00% ..............................  $318,177,227
                                                                   ===========

(a)  Non-income producing security.
(b)  Underlying security for a written/purchased call/put option.
(c) All or a portion of the shares have been committed as collateral for open short positions.
ADR - American Depository Receipt

See accompanying notes to portfolio of investments.

                               THE ARBITRAGE FUND
                       Schedule of Securities Sold Short
                          November 30, 2004 (Unaudited)
================================================================================
  SHARES    COMMON STOCKS -- 21.74%                                   VALUE
--------------------------------------------------------------------------------
            BANKS -- 1.23%
    65,000  Banco Santander Central Hispano SA .................... $  780,650
    77,500  Toronto-Dominion Bank, (The) ..........................  3,116,275
                                                                    ----------
                                                                     3,896,925
                                                                    ----------
            BEVERAGES -- 0.05%
    25,000  Coca-Cola Amatil Ltd. .................................    144,511
                                                                    ----------

            BIOTECHNOLOGY -- 6.17%
   338,281  Genzyme Corp. (a) (b) ................................. 18,947,119
    19,800  Oragenics, Inc. (a) ...................................     75,042
   287,625  Virologic, Inc. (a) ...................................    604,013
                                                                    ----------
                                                                    19,626,174
                                                                    ----------
            ENVIRONMENTAL CONTROLS -- 0.41%
    81,500  IMCO Recycling, Inc. (a) ..............................  1,317,040
                                                                    ----------

            HEALTHCARE SERVICES AND PRODUCTS -- 4.30%
    55,000  Advanced Medical Optics, Inc. (a) (b) .................  2,286,900
   122,900  Cooper Cos., Inc. (The) (b) ...........................  8,545,237
    57,400  Coventry Health Care, Inc. (a) (b) ....................  2,848,762
                                                                    ----------
                                                                    13,680,899
                                                                    ----------
            LODGING AND CASINOS -- 2.61%
   135,400  Harrah's Entertainment, Inc. (b) ......................  8,313,560
                                                                    ----------
            OIL AND GAS SERVICES -- 2.00%
   175,400  National-Oilwell, Inc. (a) (b) ........................  6,349,480
                                                                    ----------
            PHARMACEUTICALS -- 2.14%
   424,650  QLT Inc. (a) ..........................................  6,815,633
                                                                    ----------

            SEMI-CONDUCTORS -- 0.02%
    15,100  Aixtron AG (a) ........................................     67,631
                                                                    ----------
            TELECOMMUNICATIONS -- 1.63%
   606,795  Tellabs, Inc. (a) .....................................  5,188,097
                                                                    ----------

            TRANSPORTATION -- 1.18%
    45,000  OMI Corp. .............................................    961,650
    42,700  Overseas Shipholding Group, Inc. ......................  2,804,963
                                                                    ----------
                                                                     3,766,613
                                                                    ----------

            TOTAL COMMON STOCKS (Proceeds $64,728,013) ........... $69,166,563
                                                                    ----------

                               THE ARBITRAGE FUND
                 Schedule of Securities Sold Short (Continued)
                          November 30, 2004 (Unaudited)
================================================================================
 SHARES     REAL ESTATE INVESTMENT TRUSTS -- 0.49%                    VALUE
--------------------------------------------------------------------------------
    32,000  Camden Property Trust (Proceeds $1,478,770) ........... $1,568,960
                                                                    ----------

            TOTAL SECURITIES SOLD SHORT (Proceeds $66,206,783)     $70,735,523
                                                                    ==========

(a)  Non-income producing security.
(b)  Underlying security for a written/purchased call/put option.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                        Schedule of Open Options Written
                         November 30, 2004 (Unaudited)
================================================================================
 CONTRACTS  WRITTEN CALL OPTIONS                                      VALUE
--------------------------------------------------------------------------------
            Advanced Fibre Communications, Inc.,
     1,177   12/20/04 at $20 ...................................... $    2,943
            Advanced Medical Optics, Inc.,
       800   12/20/04 at $40 ......................................    174,000
       200   1/24/05 at $40 .......................................     56,500
            AT&T Wireless Services, Inc.,
     1,084   1/24/05 at $15 .......................................         --
            Cooper Cos., Inc. (The),
       100   12/20/04 at $70 ......................................     16,000
            Coventry Health Care, Inc.,
        50   12/20/04 at $40 ......................................     48,000
       273   12/20/04 at $45 ......................................    131,040
       150   12/20/04 at $50 ......................................     16,125
            Genzyme Corp.,
       500   12/20/04 at $55 ......................................     98,750
            Harrah's Entertainment, Inc.,
       100   12/20/04 at $55 ......................................     64,500
       100   12/20/04 at $60 ......................................     19,750
            Ispat International N.V.,
       300   3/21/05 at $40 .......................................    126,000
            King Pharmaceuticals, Inc.,
     1,750   12/20/04 at $10 ......................................    446,250
     1,000   1/24/05 at $12.5 .....................................    110,000
       353   1/24/05 at $15 .......................................      8,825
            Liberty Media Corp.,
       250   12/20/04 at $10 ......................................     11,875
            Lifepoint Hospitals, Inc.,
       850   12/20/04 at $35 ......................................    174,250
     1,250   2/21/04 at $40 .......................................    125,000
            National-Oilwell, Inc.,
       450   12/20/04 at $35 ......................................     90,000
            PeopleSoft, Inc.,
     1,500   12/20/04 at $22.5 ....................................    191,250
     1,750   1/24/05 at $25 .......................................     52,500
            SkillSoft PLC - ADR,
       200   12/20/04 at $7.5 .....................................      9,000
            SunGard Data Systems, Inc.,
       150   12/20/04 at $25 ......................................     24,375
            TLC Vision Corp.,
       300   1/24/05 at $10 .......................................     61,500
       250   1/24/05 at $12.5 .....................................     15,625
            Top Tankers, Inc.,
       250   12/20/04 at $20 ......................................     73,750
       120   12/20/04 at $22.5 ....................................     15,300
       100   12/20/04 at $25 ......................................      4,500
                                                                    ----------
            TOTAL WRITTEN CALL OPTIONS
             (Premiums Received $1,375,555) ....................... $2,167,608
                                                                    ----------
17

                               THE ARBITRAGE FUND
                  Schedule of Open Options Written (Continued)
                         November 30, 2004 (Unaudited)
================================================================================
 CONTRACTS  WRITTEN PUT OPTIONS                                       VALUE
--------------------------------------------------------------------------------
            Advanced Medical Optics, Inc.,
       500   12/20/04 at $40 ...................................... $   28,750
       200   1/24/05 at $40 .......................................     24,500
            AT&T Wireless Services, Inc.,
     5,000   1/24/05 at $10 .......................................         --
            Lifepoint Hospitals, Inc.,
       120   12/20/04 at $35 ......................................      5,100
            Mylan Laboratories, Inc.,
     1,700   1/24/05 at $15 .......................................     25,500
       470   1/24/05 at $17.5 .....................................     30,550
            PeopleSoft, Inc.,
       750   12/20/04 at $22.5 ....................................      9,375
            SunGard Data Systems, Inc.,
       150   12/20/04 at $25 ......................................      1,500
                                                                    ----------

            TOTAL WRITTEN PUT OPTIONS (Premiums Received $421,800)  $  125,275
                                                                    ----------

            TOTAL OPEN OPTIONS WRITTEN
             (Premiums Received $1,797,355) ....................... $2,292,883
                                                                    ==========

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Notes to the Financial Statements
                          November 30, 2004 (Unaudited)
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Arbitrage Funds (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund"), a diversified series, which offers two classes of shares. Class R shares and Class I shares commenced operations on September 17, 2000 and October 17, 2003, respectively.

The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage.

The Fund's two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares are subject to an annual distribution fee of up to ..25% of the Fund's average daily net assets allocable to Class R shares, whereas Class I shares are not subject to any distribution fees.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other equity-type securities that are traded on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The adviser to the Fund will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                         November 30, 2004 (Unaudited)
================================================================================

SHARE VALUATION - The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share, except that, shares of each class are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the six months ended November 30, 2004, proceeds from redemption fees were $15,164 in Class R and $4,678 in Class I.

INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales. The tax character of distributions paid during the year ended May 31, 2004 was ordinary income. There were no distributions during the six months ended November 30, 2004.

ALLOCATION BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate shares of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

SHORT POSITIONS - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                         November 30, 2004 (Unaudited)
================================================================================

OPTION TRANSACTIONS - The Fund may write (sell) covered call options to hedge portfolio investments. Put options may also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                         November 30, 2004 (Unaudited)
================================================================================

The following information is computed on a tax basis for each item as of November 30, 2004:

--------------------------------------------------------------------------------
Cost of portfolio investments
  (including securities sold short and written options)           $249,149,957
                                                                  ============
Gross unrealized appreciation                                      $22,674,583
Gross unrealized depreciation                                      (24,936,123)
                                                                  ------------
Net unrealized depreciation                                         (2,261,540)
Net unrealized depreciation on translation of assets and
  liabilities in foreign currencies                                       (217)
Undistributed long-term capital gains                                1,146,280
Undistributed short-term capital gains                              10,777,744
Other losses                                                        (9,663,825)
                                                                  ------------
Total accumulated deficit                                         $     (1,558)
                                                                  ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to the tax deferral of losses on wash sales.

2.   INVESTMENT TRANSACTIONS

During the six months ended November 30, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, U.S. government securities, options and short positions, amounted to $527,671,802 and $629,504,223, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Water Island Capital, LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.50% of the Fund's average daily net assets.

Until August 31, 2012, the Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.95% of the Fund's average daily net assets allocable to Class R shares and 1.70% of the Fund's average daily net assets allocable to Class I shares. Accordingly, for the six months ended November 30, 2004, the Adviser waived $134,964 of its advisory fee and reimbursed the Fund for $31,584 and $39,572 of Class R and Class I expenses, respectively.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                         November 30, 2004 (Unaudited)
================================================================================

The Adviser is permitted to recoup fees waived or expenses reimbursed after May 31, 2004 to the extent actual fees and expenses for a period are less than the expense limitation cap of each class, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. Prior to May 31, 2008, the Adviser may possibly recoup from the Fund the fee waivers and expense reimbursments described in the previous paragraph.

Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus Fund Solutions, LLC ("Ultimus") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of .15% of the Fund's average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .10% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. For the six months ended November 30, 2004, Ultimus was paid $186,912 under the administration agreement. Certain officers of the Trust are also officers of Ultimus.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $20 per account, subject to a minimum fee of $1,500 per month for each class of shares. For the six months ended November 30, 2004, Ultimus was paid $25,875 under the transfer agent agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

For shareholder accounts held through financial intermediaries, Class I may, in some cases, compensate these intermediaries for providing account maintenance services to their customers at an annual rate of not more than $20 per account. For the six months ended November 30, 2004, Class I paid $18,400 to financial intermediaries for account maintenence services.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                         November 30, 2004 (Unaudited)
================================================================================

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $3,500, plus an asset based fee equal to .01% of the Fund's average daily net assets up to $500 million and .005% of such assets in excess of $500 million. Additionally, on a monthly basis, Ultimus receives $5 per trade for accounting for portfolio trades in excess of two hundred. For the six months ended November 30, 2004, Ultimus was paid $60,387 under the fund accounting agreement. In addition, the Fund reimburses certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the "Distributor"), the Distributor serves as principal underwriter and national distributor for the shares of the Fund. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commissions or sales loads for providing services to the Fund. The Distributor is an affiliate of Ultimus.

DISTRIBUTION PLAN
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for Class R shares, which permits Class R to pay for expenses incurred in the distribution and promotion of Class R shares. Under the Plan, Class R may pay compensation to any broker-dealer with whom the Distributor or the Fund, on behalf of Class R shares, has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed .25% annually of the average daily net assets allocable to Class R shares. During the six months ended November 30, 2004, the Fund paid Class R distribution expenses of $266,773 pursuant to the Plan.

4.  OPTIONS CONTRACTS
A summary of option contracts written during the six months ended November 30, 2004 is as follows:
--------------------------------------------------------------------------------
                                                      OPTION          OPTION
                                                     CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at beginning of period            33,495        $2,457,627
Options written                                       99,201         9,160,753
Options closed                                       (16,728)       (1,094,336)
Options exercised                                    (49,860)       (5,569,206)
Options expired                                      (41,861)       (3,157,483)
                                                  ----------        ----------
Options outstanding at end of period                  24,247        $1,797,355
                                                  ==========        ==========
--------------------------------------------------------------------------------

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                         November 30, 2004 (Unaudited)
================================================================================

5.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital transactions for the periods shown:
--------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED          YEAR
                                                    NOVEMBER 30,      ENDED
                                                        2004          MAY 31,
                                                    (UNAUDITED)        2004
--------------------------------------------------------------------------------
CLASS R
Shares sold ......................................    1,475,452     19,944,187
Shares issued in reinvestment of distributions ...           --        607,024
Shares redeemed ..................................   (5,801,110)   (12,071,428)
                                                     ----------     ----------
Net increase (decrease) in shares outstanding ....   (4,325,658)     8,479,783
Shares outstanding at beginning of period ........   19,124,744     10,644,961
                                                     ----------     ----------
Shares outstanding at end of period ..............   14,799,086     19,124,744
                                                     ==========     ==========


CLASS I
Shares sold ......................................    1,708,896     14,818,551
Shares issued in reinvestment of distributions ...           --        171,224
Shares redeemed ..................................   (4,532,834)    (1,489,330)
                                                     ----------     ----------
Net increase (decrease) in shares outstanding ....   (2,823,938)    13,500,445
Shares outstanding at beginning of period ........   13,500,445             --
                                                     ----------     ----------
Shares outstanding at end of period ..............   10,676,507     13,500,445
                                                     ==========     ==========

--------------------------------------------------------------------------------

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                         November 30, 2004 (Unaudited)
================================================================================

6.  FOREIGN CURRENCY TRANSLATION
Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investment from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

7.  CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                         November 30, 2004 (Unaudited)
================================================================================

8. SECURITIES LENDING
In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Trustees. There were no securities on loan as of November 30, 2004.

During the six months ended November 30, 2004, the Fund earned $995 in securities lending income.

9. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to market" daily at the applicable translation rates resulting in unrealized gains or losses. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of November 30, 2004, the Fund had forward foreign currency exchange contracts outstanding as follows:
--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
   SETTLEMENT DATE       TO RECEIVE  INITIAL VALUE   MARKET VALUE  APPRECIATION
--------------------------------------------------------------------------------
Contracts to Buy
12/03/04 ............    800,249 EUR  $(1,061,050)    $(1,063,570)  $     2,520
12/03/04 ............    477,184 GBP     (910,372)       (911,925)        1,553
                                      -----------     -----------   -----------
Total Buy Contracts..                 $(1,971,422)    $(1,975,495)  $     4,073
                                      ===========     ===========   ===========
--------------------------------------------------------------------------------
EUR - Euro Dollar
GBP - British Pound Sterling

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                         November 30, 2004 (Unaudited)
================================================================================

10. EQUITY SWAP CONTRACTS
The Fund has entered into equity swap contracts. An equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security. Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date. As of November 30, 2004, the Fund had long equity swap contracts outstanding of $13,787,072.


                               THE ARBITRAGE FUND
                   Results of Special Meeting of Shareholders
                          October 22, 2004 (Unaudited)
================================================================================

On October 22, 2004, a Special  Meeting of  Shareholders of the Fund was held to
(i) elect five Trustees and (ii) ratify the selection of Tait, Weller & Baker as the Fund's independent public accountants for the fiscal year ending May 31, 2005. The total number of shares of the Fund present in person or by proxy represented approximately 97.3% of the shares entitled to vote at the Special Meeting.

The shareholders of the Fund voted to elect all five nominees as Trustees. The votes cast with respect to each nominee were as follows:

                                                    Number of Shares
                                          ------------------------------------
Nominee                                   Affirmative             Withhold
-----------------------                   ----------------    ----------------
John S. Orrico                             28,380,796.272       246,092.530
Joel C. Ackerman                           28,429,518.955       197,369.847
Jay N. Goldberg                            28,422,217.855       204,670.947
John C. Alvarado                           28,420,406.344       206,482.458
Alexander Greenberg                        28,403,564.832       223,323.970

The shareholders of the Fund ratified the selection of Tait, Weller & Baker as independent public accountants for the fiscal year ending May 31, 2005. The votes cast with respect to the proposal were as follows:

                                Number of Shares
                 ---------------------------------------------
                      For            Against         Abstain
              ----------------  ---------------- ----------------
               8,361,693.706       67,690.998       197,504.098

                               THE ARBITRAGE FUND
                     About Your Fund's Expenses (Unaudited)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a front-end sales load. However, a redemption fee of 2% is applied on the sale of shares held within 90 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

                               THE ARBITRAGE FUND
               About Your Fund's Expenses (Unaudited) (Continued)
================================================================================
THE ARBITRAGE FUND - CLASS R
--------------------------------------------------------------------------------
                                 BEGINNING        ENDING
                               ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                               MAY 31, 2004    NOV. 30, 2004   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return     $ 1,000.00      $   996.80      $    11.31
Based on Hypothetical 5% Return
(before expenses)               $ 1,000.00      $ 1,013.74      $    11.41
--------------------------------------------------------------------------------

* Expenses are equal to the Arbitrage Fund - Class R annualized expense ratio of 2.26% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


THE ARBITRAGE FUND - CLASS I
--------------------------------------------------------------------------------
                                 BEGINNING        ENDING
                               ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                               MAY 31, 2004    NOV. 30, 2004   DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return     $ 1,000.00      $   997.60      $    10.07
Based on Hypothetical 5% Return
      (before expenses)         $ 1,000.00      $ 1,014.99      $    10.15
--------------------------------------------------------------------------------

* Expenses are equal to the Arbitrage Fund - Class I annualized expense ratio of 2.01% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                        A SERIES OF THE ARBITRAGE FUNDS


                       ADVISER  WATER ISLAND CAPITAL, LLC
                                650 Fifth Avenue, 6th Floor
                                New York, NY 10019

                   DISTRIBUTOR  ULTIMUS FUND DISTRIBUTORS, LLC
                                225 Pictoria Drive, Suite 450
                                Cincinnati, OH 45246

                TRANSFER AGENT  ULTIMUS FUND SOLUTIONS, LLC
                                225 Pictoria Drive, Suite 450
                                Cincinnati, OH 45246

                     CUSTODIAN  MELLON BANK, N.A.
                                One Mellon Bank Center
                                Pittsburgh, PA 15258

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling tollfree 1-800-295-4485, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2.  CODE OF ETHICS.

Not required

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's board of trustees does not currently accept nominations of candidates for trustee recommended by shareholders.

ITEM 10. CONTROLS AND PROCEDURES.

(a)(1) Based on his evaluation of the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of
1940), the registrant's principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(a)(2) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto






Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   The Arbitrage Funds
             --------------------------------------------------------------





By (Signature and Title)*     /s/ John S. Orrico
                           ----------------------------------------

                           John S. Orrico, President and Treasurer

Date       January 25, 2005
      ---------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*     /s/ John S. Orrico
                           ----------------------------------------

                           John S. Orrico, President and Treasurer

Date          January 25, 2005
      ---------------------------------




* Print the name and title of each signing officer under his or her signature.